Exhibit 10.31

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE SECURITIES ACT, OR UNDER ANY STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THESE SECURITIES HAVE BEEN ISSUED OFFSHORE IN ACCORDANCE WITH REGULATION S, AS PROMULGATED UNDER THE SECURITIES ACT. THESE SECURITIES (OR ANY BENEFICIAL INTEREST THEREIN) MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT, OR IN ACCORDANCE WITH REGULATION S OR OTHER EXEMPTIVE PROVISION UNDER THE SECURITIES ACT. HEDGING ACTIVITIES IN CONNECTION WITH THE COMPANY’S SECURITIES ARE PROHIBITED EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT.

Warrant No. CS-3	Number of Shares: 4,000,000

Date of Issuance:  May 24, 2006

OSIRIS THERAPEUTICS, INC.

Common Stock Purchase Warrant

1.             Exercise.

(a)           This Warrant certifies that Peter Friedli is the registered holder of Warrants to purchase initially, at any time after the date hereof until 5:30 p.m. New York time on May 24, 2011 (“Expiration Date”), up to 4,000,000 fully paid and non-assessable shares of common stock, $.001 par value (“Common Stock”), of OSIRIS THERAPEUTICS, INC., a Delaware corporation (the “Company”), at the initial exercise price, subject to adjustment in certain events described herein, equal to the price the shares are offered for sale in an Initial Public Offering of the Company’s common stock of not less than USD $25 million (the “Exercise Price”), upon surrender of this Warrant, completion of Exhibit A attached to this Warrant, and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein.  Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the company, or through the provisions of the “Right to Convert” and “Method of Exercise” as defined herein.

No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, which is hereby defined as May 24, 2011, at which time the Warrant evidenced hereby, unless exercised prior thereto, shall thereafter be void.  The shares of Common Stock issuable upon exercise of the Warrant are referred to herein as “Warrant Stock.”

(b)           Delivery to Holder.  Upon the exercise for less than all of the Warrant Stock evidenced by this Warrant the Company shall forthwith issue to the holder hereof a new Warrant certificate representing such number unexercised shares of Warrant Stock.

(c)           Right to Convert Warrant into Stock:  Non-Cash Net Exercise.  In addition to and without limiting the rights of the Holder under the terms of this Warrant, the Holder shall have the right to convert this Warrant or any portion thereof, (the “Net Exercise Right”) into shares of Common Stock as provided in this Section 1 at any time or from time to time during the term of this Warrant.  Upon exercise of the Net Exercise Right with respect to a particular number of shares of Common Stock subject to this Warrant (the “Converted Warrant Shares”), the Company shall deliver to the Holder (without payment by the Holder of any exercise price or any cash or other consideration) (X) that number of fully paid and nonassessable shares of Common Stock equal to the (Y) Converted Warrant Shares multiplied by the quotient obtained by dividing the result of (B) the fair market value of one share of Common Stock less (A) the Warrant Price per share by (B) the fair market value of one share of Common Stock all on the Conversion Date (as herein defined).

Expressed as a formula such conversion shall be computed as follows:

X = (B — A) Y
B

Where:                                                         X =          The number of shares of Common Stock that may be issued to holder

                                                                                                Y =          The number of shares of Common Stock being surrendered pursuant to this Net Exercise Right (i.e., the Converted Warrant Shares).

                                                                                                A =         The Warrant Price per share.

                                                                                                B =          The fair market value of one share of Common Stock (or if no shares of Common Stock are then outstanding, then Common Stock).

No fractional shares shall be issuable upon exercise of the Net Exercise Right, and, if the number of Converted Warrant Shares to be issued determined n accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date.  For purposes of this Section 1, shares issued pursuant to the Net Exercise Right shall be treated as if they were issued upon the exercise of this warrant.

                (d)           Method of Exercise.  The Net Exercise Right may be exercised by the Holder by the surrender of this Warrant at the principal office of the Company together with the Exercise Notice duly completed and executed, specifying that the Holder thereby intends to exercise the New Exercise Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section 1(c) hereof as the Converted Warrant Shares) in exercise of the Net Exercise Right.  Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the “Conversion Date”).

2.             Adjustments.

(a)           Stock Splits and Dividends.  If outstanding shares of the Company’s Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced.  If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.  When any adjustment is required to be made in the Exercise Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

(b)           Reclassification, Etc.  In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 2(a); and in each such case, the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

(c)           Other Adjustments.  If the Company after the date hereof shall issue (i) shares of Common Stock (or securities convertible or exchangeable for Common Stock), or (ii) rights or warrants entitling the holders thereof the subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock) at price per share of Common Stock (or, in the case of a convertible or exchangeable security or a right or warrant allowing the holder thereof to obtain securities convertible into or exchangeable for Common Stock, having an effective exercise price per share of Common Stock, computed on the basis of the maximum number of shares of Common Stock issuable upon conversion or exchange of such convertible or exchangeable securities, plus the additional consideration payable, if any to receive one share of Common Stock upon conversion or exchange of such securities) less than the Exercise Price per share on the date on which such issuance occurred, then the Exercise Price shall immediately be adjusted to equal the price or the exercise price or the conversion price of such newly issued security.  Such adjustment shall be made successfully whenever such issuance occurs.  In determining whether any convertible securities, rights or warrants entitle the holders thereof to obtain, subscribe for or purchase shares of Common Stock at less than the Exercise Price, there shall be taken into account any consideration received by the Company upon the issuance and upon exercise of such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors of the Company, in good faith.  In case the conversion or exchange rate to this Section 2(c) shall expire, or in case any rights or warrants referred to in this Section 2(c) shall expire unexercised after the same have been distributed or issued by the Company (or, in the case of rights or warrants to purchase securities convertible into or exchangeable for Common Stock once exercised, the conversion or exchange right of such securities shall expire), each Exercise Price shall be readjusted at the time of such expiration to such Exercise Price that would have been in effect if no adjustment had been made on account of the distribution or issuance of such convertible or exchangeable securities, rights or warrants.

(d)           Adjustment Certificate.  When any adjustment is required to be made in the Warrant Stock or the Exercise Price pursuant to this Section 2, the Company shall promptly mail to the Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Exercise Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.

3.                             Transfers.  This Warrant is not assignable or transferable, other than in accordance with the provisions of this Warrant.  Upon receipt by the company of evidence  satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.  Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

4.                             Lock-Up Agreement.   The Holder will not, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any shares of Common Stock which may be issued under this Warrant or enter into any Hedging Transaction related to the Common Stock (each of the foregoing referred to as a “Disposition”). During the period for one-year after the date of the final prospectus relating to the Public Offering.  Hedging Transaction means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock.

5.             Representations and Warranties.

                (a) The Holder hereby represents and warrants to the Company, as of the date hereof, that it is neither a U.S. person (as defined in Rule 902(k) under Regulation S promulgated under the Securities Act (“Regulation S”)) nor acquiring the Warrant for the account or for the benefit of a U.S. person.

                (b)  The Holder agrees that it may only sell, mortgage, hypothecate or otherwise transfer the Warrant (including any beneficial interest therein) only in  accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration.  In addition, the Holder agrees not to engage in hedging transactions involving the Warrant unless in compliance with the Securities Act.

                (c)  The Holder understands that at the time of exercise of this Warrant, the Holder must  certify that such Holder is not a U.S. person and that this Warrant is not being exercised on behalf of a U.S. person, or the Holder must provide the Company with a written opinion of counsel to the effect that the Warrant and the Warrant Stock have been registered under the Securities Act or are exempt from registration under the Securities Act.  The Holder understands that the Warrant may not be exercised within the United States, and that the Warrant Stock may not be delivered within the United States upon such exercise, other than in an offering deemed to meet the definition of an “offshore transaction” pursuant to Rule 902(h) under the Securities Act, unless registered under the Securities Act or an exemption from such registration is available.

                (d)  The Company hereby represents and warrants, as of the date hereof, that the Company did not employ any directed selling efforts, as such term is defined within Rule 902(c) of Regulation S, in connection with the sale of the Warrant.

6.             No Impairment.  The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.  The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the company shall not be affected by any notice to the contrary.

7.             Notices of Certain Transactions.  In case:

(a)           the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

(b)           of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

(c)           of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up) are to be determined.  Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

8.             Reservation of Stock.  The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

9.             Notices.  Any notice required or permitted by this Warrant shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, addressed (a) if to the Holder, to the address of the Holder most recently furnished in writing to the Company and (b) if to the Company, to the address set forth below or subsequently modified by written notice to the Holder.

10.           No Rights as Stockholder.  Until the exercise of this Warrant, the Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

11.           Amendment or Waiver.  Any term of this Warrant may be amended or waived upon written consent of the Company and the Holder.

12.           Governing Law. This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

[Signature Page Follows]

This Warrant has been executed as of the date first written above.

OSIRIS THERAPEUTICS, INC.

By
C. Randal Mills, Pres & CEO
Osiris Therapeutics, Inc.
Address:	2001 Aliceanna Street
Baltimore, MD 21231
Fax Number:	(410) 522-6999

ACKNOWLEDGED AND AGREED TO:

By:

Title:

Address:

Fax Number:

EXHIBIT A

PURCHASE/EXERCISE FORM

To:	Osiris Therapeutics, Inc.	Dated:

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase            shares of the Common Stock covered by such Warrant and herewith makes payment of $          , representing the full purchase price for such shares at the price per share provided for in such Warrant.

The undersigned certifies that (a) the undersigned is not a U.S. person (as defined under Regulation S (“Regulation S”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”)) and that this Warrant is not being exercised on behalf of a U.S. person, or (b) the undersigned has provided the Company a written opinion of counsel to the effect that the Warrant and the securities issuable upon exercise thereof have been registered under the Securities Act or are exempt from registration under the Securities Act.  The undersigned understands that the Warrant may not be exercised within the United States, and that the securities issuable upon exercise of the Warrant may not be delivered within the United States upon such exercise, other than in an offering deemed to meet the definition of an “offshore transaction” pursuant to Rule 902(h) under the Securities Act, unless registered under the Securities Act or an exemption from such registration is available.

Signature:

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Title (if applic.)

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